UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue,
Los Angeles, California 90025

(Address of Principal Executive Offices) (Zip Code)

(310) 445-2800

(Registrant’s Telephone Number, Including Area Code)

(Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 5, 2016, RadNet, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) that included an exhibit for which confidential treatment was requested from the Securities and Exchange Commission (the “SEC”). The sole purpose of this Amendment No. 1 on Form 8-K (this “Amendment No. 1”) is to refile Exhibit 10.1, for which confidential treatment was requested, to include information that was previously redacted pursuant to the confidential treatment request. Exhibit 10.1 hereto supersedes in its entirety Exhibit 10.1 previously filed with the Original 8-K. Other than disclosing information that was previously redacted, the exhibit filed with this Amendment No. 1 remains unchanged from Exhibit 10.1 filed with the Original 8-K. Nothing in the Original 8-K is being amended other than the re-filing of Exhibit 10.1 as described above.

This Amendment No. 1 should be read in conjunction with the Original 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amendment No. 1 does not reflect events occurring after the filing of the Original 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1*	Amendment No. 3 to Credit and Guaranty Agreement, dated as of July 1, 2016, by and among Radnet Management, Inc., RadNet, Inc., certain subsidiaries and affiliates of RadNet, Inc., the lenders party thereto from time to time, and Barclays Bank PLC, as administrative agent and collateral agent, including Annex I thereto, Amended and Restated First Lien Credit and Guaranty Agreement, dated as of July 1, 2016, by and among Radnet Management, Inc., RadNet, Inc., certain subsidiaries and affiliates of RadNet, Inc., the lenders party thereto from time to time, and Barclays Bank PLC, as administrative agent and collateral agent.

* Confidential treatment has been requested with respect to the omitted portion of this Exhibit, which portion has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2016	RadNet, Inc.

	By:	/s/ Mark Stolper
	Name:	Mark Stolper
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1*	Amendment No. 3 to Credit and Guaranty Agreement, dated as of July 1, 2016, by and among Radnet Management, Inc., RadNet, Inc., certain subsidiaries and affiliates of RadNet, Inc., the lenders party thereto from time to time, and Barclays Bank PLC, as administrative agent and collateral agent, including Annex I thereto, Amended and Restated First Lien Credit and Guaranty Agreement, dated as of July 1, 2016, by and among the Borrower, the Company, certain subsidiaries and affiliates of the Borrower, the lenders party thereto from time to time, and Barclays Bank PLC, as administrative agent and collateral agent.

 * Confidential treatment has been requested with respect to the omitted portion of this Exhibit, which portion has been filed separately with the Securities and Exchange Commission.

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